RJR NABISCO CAPITAL INVESTMENT PLAN



INDEPENDENT AUDITORS' REPORT AND FINANCIAL STATEMENTS FOR THE YEARS ENDED DECEMBER 30, 1993 AND 1992

RJR NABISCO CAPITAL INVESTMENT PLAN
- -----------------------------------

TABLE OF CONTENTS
- ----------------------------------------------------------------


                                                           Page
                                                           ----
Independent Auditors' Report                                 1

Financial Statements:

   Statements of Net Assets Available for Benefits
       as of December 30, 1993 and 1992                      2-3
   Statements of Changes in Net Assets Available
       for Benefits for the Years Ended December 30,
       1993 and 1992                                         4-5
   Notes to Financial Statements                             6-14

INDEPENDENT AUDITORS' REPORT
- ----------------------------

Board of Directors,
     RJR Nabisco, Inc.:

We have audited the accompanying statements of net assets available for benefits of the RJR Nabisco Capital Investment Plan (the "Plan") as of December 30, 1993 and 1992, and the related statements of changes in net assets available for benefits for the years then ended. These financial statements are the responsibility of the Plan's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the net assets available for benefits of the Plan as of December 30, 1993 and 1992, and the changes in its net assets available for benefits for the years then ended in conformity with generally accepted accounting principles.

Our audits were performed for the purpose of forming an opinion on the basic financial statements taken as a whole. The Fund Information in the statements of net assets available for benefits and the statements of changes in net assets available for benefits is presented for purposes of additional analysis rather than to present the statements of net assets available for benefits and the statements of changes in net assets available for benefits of each fund. The Fund Information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.






June 24, 1994


RJR NABISCO CAPITAL INVESTMENT PLAN
- -----------------------------------
STATEMENT OF NET ASSETS AVAILABLE FOR BENEFITS
AS OF DECEMBER 30, 1993
- ----------------------------------------------------------------------------------------------------------------
                                                                        Fund Information
                                    ----------------------------------------------------------------------------

                                           General        Growth          Real         Interest       Government
                                            Stock          Stock         Estate         Income        Securities
                                            Fund           Fund           Fund           Fund            Fund
                                           -------        ------         ------        --------       ----------
ASSETS

Master Trust investments at
 fair value
   - Notes 2, 3 & 4
   Interest in commingled funds     $    356,689,532 $  174,878,149 $    8,738,020 $  629,445,132  $    9,965,403
   Preferred Stock                                --             --             --             --              --
   Common Stock                                   --             --             --             --              --
   Diversified Short-Term                         --             --             --             --          29,967
    Investment Fund
   Loans to participants                          --             --             --             --              --

      Total Master Trust                -----------    -----------    -----------    -----------     -----------
       Investments                       356,689,532    174,878,149      8,738,020    629,445,132       9,995,370
                                         -----------    -----------    -----------    -----------     -----------

Receivables
   Employee contributions                  1,084,501             --         19,771        576,862              --
   Employer contributions                         --             --             --             --              --
   Net investment income                       1,587            954             48      2,254,047           2,822
                                         -----------    -----------    -----------    -----------     -----------
      Total receivables                    1,086,088            954         19,819      2,830,909           2,822
                                         -----------    -----------    -----------    -----------     -----------
   TOTAL ASSETS                          357,775,620    174,879,103      8,757,839    632,276,041       9,998,192
                                         -----------    -----------    -----------    -----------     -----------
LIABILITIES

Note payable to RJR Nabisco
   Holdings Corp. - Note 8                        --             --             --             --              --
Interest payable on ESOP                          --             --             --             --              --
   loan - Note 8
                                         -----------    -----------    -----------    -----------     -----------
   TOTAL LIABILITIES                              --             --             --             --              --
                                         -----------    -----------    -----------    -----------     -----------
Net interfund transfers                     (852,778)      (261,945)      (200,367)    (1,162,214)        (15,013)
                                         -----------    -----------    -----------    -----------     -----------

NET ASSETS AVAILABLE FOR BENEFITS   $    356,922,842 $  174,617,158 $    8,557,472 $  631,113,827   $   9,983,179
                                         ===========    ===========    ===========    ===========     ===========

See notes to financial statements.
                                                                       -2A-


 RJR NABISCO CAPITAL INVESTMENT PLAN
 -----------------------------------
 STATEMENT OF NET ASSETS AVAILABLE FOR BENEFITS
 AS OF DECEMBER 30, 1993 - Continued
 ---------------------------------------------------------------------------------------------------------------------------------
                                                            Fund Information
                                   ---------------------------------------------------------------------------------
                                     Preferred    Bristol-Myers   Common
                                       Stock          Stock        Stock        Loan         Matching Stock Fund
                                       Fund           Fund         Fund         Fund       Allocated    Unallocated        Total
                                   -----------  ---------------  ---------  ----------   -----------   -------------    ----------
ASSETS
Master Trust investments at fair
  value
   - Notes 2, 3 & 4
   Interest in commingled funds     $   --      $   --           $   --     $   --       $  --         $   --      $ 1,179,716,236
   Preferred Stock                      --          --               --         --       52,402,096     196,781,488    249,183,584
   Common Stock                         --          --            79,081,353    --           69,089        --           79,150,442
   Diversified Short-Term Investment
     Fund                               --         --             1,441,863    --              191        --            1,472,021
   Loans to participants                --          --               --      29,185,297     --             --           29,185,297
                                   -----------  -----------      ----------- ----------- -----------    -----------  --------------
    Total Master Trust Investments      --          --            80,523,216 29,185,297  52,471,376     196,781,488  1,538,707,580
                                   -----------  -----------      ----------- ----------- -----------    -----------  -------------
Receivables
   Employee contributions               --          --               341,150    --          --             --            2,022,284
   Employer contributions               --          --               --         --          --             --                --
   Net investment income                --          --                 3,094    --        2,048,584       7,686,777     11,997,913
                                   -----------  -----------      ----------- ----------- -----------    -----------  -------------
      Total receivables                 --          --               344,244    --        2,048,584       7,686,777     14,020,197
                                   -----------  -----------      ----------- ----------- -----------    -----------  -------------
   TOTAL ASSETS                         --          --            80,867,460 29,185,297  54,519,960     204,468,265  1,552,727,777
                                   -----------  -----------      ----------- ----------- -----------    -----------  -------------

LIABILITIES

Note payable to RJR Nabisco
   Holdings Corp. - Note 8              --          --               --         --          --          210,811,685    210,811,685
Interest payable on ESOP loan -         --          --               --         --          --            8,715,285      8,715,285
   Note 8                          -----------  -----------      ----------- ----------- -----------    -----------  -------------
   TOTAL LIABILITIES                    --          --               --         --          --          219,526,970    219,526,970
                                   -----------  -----------      ----------- ----------- -----------    -----------  -------------
Net interfund transfers                 --          --               598,450   1,975,453     (81,586)       --                --
                                   -----------  -----------      ----------- ----------- -----------    -----------  -------------

NET ASSETS AVAILABLE FOR BENEFITS  $    --      $   --          $ 81,465,910 $31,160,750 $54,438,374   $(15,058,705)$1,333,200,807
                                   ===========  ===========     ============ =========== ===========   ============ ==============

See notes to financial statements.

                                                                  -2B-


RJR NABISCO CAPITAL INVESTMENT PLAN
- -----------------------------------

STATEMENT OF NET ASSETS AVAILABLE FOR BENEFITS
AS OF DECEMBER 30, 1992
- ----------------------------------------------------------------------------------------------------
                                                            Fund Information
                                           ---------------------------------------------------------
                                             General        Growth            Real          Interest
                                               Stock        Stock            Estate          Income
                                                Fund         Fund             Fund            Fund
                                           -----------    -----------      -----------     -----------

ASSETS

Master Trust investments at fair value
   - Notes 2, 3 & 4
   Interest in commingled funds            $305,676,026 $ 159,294,181 $   10,179,028 $  609,443,221
   Preferred Stock                                   --            --             --             --
   Common Stock                                      --            --             --             --
   Diversified Short-Term Investment Fund            --            --             --             --
   Loans to participants                             --            --             --             --
                                           ------------  ------------   ------------   ------------
      Total Master Trust Investments        305,676,026   159,294,181     10,179,028    609,443,221
                                           ------------  ------------   ------------   ------------
Receivables

   Employee contributions                       709,564       573,733         49,979        948,302
   Employer contributions                            --            --             --             --
   Net investment income                         (2,805)          712            282      3,948,115
   Due from trustee for sale
      of investments                                 --            --             --             --
                                           ------------  ------------   ------------   ------------
      Total receivables                         706,759       574,445         50,261      4,896,417
                                           ------------  ------------   ------------   ------------
   TOTAL ASSETS                             306,382,785   159,868,626     10,229,289    614,339,638
                                           ------------  ------------   ------------   ------------
LIABILITIES

Note payable to RJR Nabisco
   Holdings Corp. - Note 8                           --            --             --             --
Interest payable on ESOP loan - Note 8               --            --             --             --
Due to trustee for purchase of
   investments                                       --            --             --             --
                                           ------------  ------------   ------------   ------------
   TOTAL LIABILITIES                                 --            --             --             --
                                           ------------  ------------   ------------   ------------
Net interfund transfers                        (866,036)     (410,800)      (152,162)    (1,133,889)
                                           ------------  ------------   ------------   ------------
NET ASSETS AVAILABLE FOR BENEFITS          $305,516,749 $ 159,457,826 $   10,077,127 $  613,205,749
                                           ============  ============   ============   ============

See notes to finanicial statements.

                                   -3A-


RJR NABISCO CAPITAL INVESTMENT PLAN
- -----------------------------------

STATEMENT OF NET ASSETS AVAILABLE FOR BENEFITS
AS OF DECEMBER 30, 1992 - Continued
- ----------------------------------------------------------------------------------------------------
                                                            Fund Information
                                               -----------------------------------------------------
                                               Government     Preferred    Bristol-Myers   Common
                                               Securities       Stock          Stock        Stock
                                                  Fund          Fund           Fund         Fund
                                               -----------   -----------    -----------  -----------

ASSETS

Master Trust investments at fair value
   - Notes 2, 3 & 4
   Interest in commingled funds            $  5,066,279    $       --    $        --    $       --
   Preferred Stock                                   --     2,143,660             --            --
   Common Stock                                      --            --        562,706    77,595,731
   Diversified Short-Term Investment Fund            --        31,326            112     1,974,889
   Loans to participants                             --            --             --            --
                                           ------------  ------------   ------------  ------------
      Total Master Trust Investments          5,066,279     2,174,986        562,818    79,570,620
                                           ------------  ------------   ------------  ------------
Receivables

   Employee contributions                       124,691            --             --       576,597
   Employer contributions                            --            --             --            --
   Net investment income                         13,493        44,828              1         3,905
   Due from trustee for sale
      of investments                                 --            --      1,357,434            --
                                           ------------  ------------   ------------  ------------
      Total receivables                         138,184        44,828      1,357,435       580,502
                                           ------------  ------------   ------------  ------------
   TOTAL ASSETS                               5,204,463     2,219,814      1,920,253    80,151,122
                                           ------------  ------------   ------------  ------------
LIABILITIES

Note payable to RJR Nabisco
   Holdings Corp. - Note 8                           --            --             --            --
Interest payable on ESOP loan - Note 8               --            --             --            --
Due to trustee for purchase of
   investments                                       --            --             --     1,257,595
                                           ------------  ------------   ------------  ------------
   TOTAL LIABILITIES                                 --            --             --     1,257,595
                                           ------------  ------------   ------------  ------------
Net interfund transfers                          (3,752)      (29,687)       (81,076)      920,612
                                           ------------  ------------   ------------  ------------
NET ASSETS AVAILABLE FOR BENEFITS          $  5,200,711    $2,190,127    $ 1,839,177   $79,814,139
                                           ============  ============   ============  ============


See notes to financial statements.

                                   -3B-


RJR NABISCO CAPITAL INVESTMENT PLAN
- -----------------------------------

STATEMENT OF NET ASSETS AVAILABLE FOR BENEFITS
AS OF DECEMBER 30, 1992 - Continued
- -------------------------------------------------------------------------------------------------
                                                            Fund Information
                                            ---------------------------------------
                                                Loan         Matching Stock Fund
                                                Fund        Allocated    Unallocated    Total
                                            -----------    -----------   -----------  -----------

ASSETS

Master Trust investments at fair value
   - Notes 2, 3 & 4
   Interest in commingled funds            $         -- $          -- $          -- $ 1,089,658,735
   Preferred Stock                                   --    26,052,832   223,947,168     252,143,660
   Common Stock                                      --        12,580            --      78,171,017
   Diversified Short-Term Investment Fund            --            --            --       2,006,327
   Loans to participants                     23,179,674            --            --      23,179,674
                                           ------------  ------------  ------------   -------------
      Total Master Trust Investments         23,179,674    26,065,412   223,947,168   1,445,159,413
                                           ------------  ------------  ------------   -------------
Receivables

   Employee contributions                            --            --            --       2,982,866
   Employer contributions                            --            --            --              --
   Net investment income                             --     1,017,692     8,747,936      13,774,159
   Due from trustee for sale
      of investments                                 --            --            --       1,357,434
                                           ------------  ------------  ------------   -------------
      Total receivables                              --     1,017,692     8,747,936      18,114,459
                                           ------------  ------------  ------------   -------------
   TOTAL ASSETS                              23,179,674    27,083,104   232,695,104   1,463,273,872
                                           ------------  ------------  ------------   -------------
LIABILITIES

Note payable to RJR Nabisco
   Holdings Corp. - Note 8                           --            --   229,012,712     229,012,712
Interest payable on ESOP loan - Note 8               --            --    15,015,296      15,015,296
Due to trustee for purchase of
   investments                                       --            --            --       1,257,595
                                           ------------  ------------  ------------   -------------
   TOTAL LIABILITIES                                 --            --   244,028,008     245,285,603
                                           ------------  ------------  ------------   -------------
Net interfund transfers                       1,797,221       (40,431)           --              --
                                           ------------  ------------  ------------   -------------
NET ASSETS AVAILABLE FOR BENEFITS          $ 24,976,895 $  27,042,673 $ (11,332,904)$ 1,217,988,269
                                           ============  ============  ============   =============


See notes to financial statements.

                                   -3C-




RJR NABISCO CAPITAL INVESTMENT PLAN
- ------------------------------------

STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS
FOR THE YEAR ENDED DECEMBER 30, 1993
- ----------------------------------------------------------------------------------------------------
                                                         Fund Information
                                            --------------------------------------------------------

                                              General       Growth            Real          Interest
                                               Stock        Stock            Estate          Income
                                               Fund          Fund            Fund             Fund
                                          ------------   ----------    ------------   ------------
MASTER TRUST INVESTMENT INCOME / (LOSS)

   Net appreciation/(depreciation) in
      fair value of investments - Note 4 $ 36,098,600   $ 9,123,477    $   229,126    $   877,456
   Interest and dividends, net of
      administrative fees                  12,198,863     3,785,093       (247,762)    38,483,869
                                          ------------   ----------    ------------   ------------
TOTAL MASTER TRUST INVESTMENT
      INCOME / (LOSS)                      48,297,463    12,908,570        (18,636)    39,361,325
                                          ------------   ----------    ------------   ------------
CONTRIBUTIONS

   Employee                                19,388,352    13,367,549        804,557     26,230,457
   Employer - Note 1                          133,216        82,446          1,491        148,482
                                          ------------   ----------    ------------   ------------
   TOTAL CONTRIBUTIONS                     19,521,568    13,449,995        806,048     26,378,939
                                          ------------   ----------    ------------   ------------
ALLOCATION OF ESOP SHARES - NOTE 8                 --            --             --             --

DEDUCTIONS

   Forfeitures                                     --            --             --             --
   Allocation of ESOP shares                       --            --             --             --
   Employee withdrawals - Note 5           16,109,192     6,964,559        589,793     40,325,888
   Interest on ESOP loan - Note 8                  --            --             --             --
                                          ------------   ----------    ------------   ------------
   TOTAL DEDUCTIONS                        16,109,192     6,964,559        589,793     40,325,888

Net interfund transfers                      (350,148)   (4,234,674)    (1,717,274)    (7,555,568)
                                          ------------   ----------    ------------   ------------
Net transfers to the Plan - Note 7             46,402            --             --         49,270
                                          ------------   ----------    ------------   ------------
Net increase (decrease)                    51,406,093    15,159,332     (1,519,655)    17,908,078


NET ASSETS AVAILABLE FOR
   BENEFITS AT BEGINNING OF YEAR          305,516,749   159,457,826     10,077,127    613,205,749
                                          ------------   ----------    ------------   ------------
NET ASSETS AVAILABLE FOR
   BENEFITS AT END OF YEAR             $  356,922,842  $174,617,158    $ 8,557,472  $ 631,113,827
                                          ============  ===========    ============  ============

See notes to financial statements.

                                   -4A-



RJR NABISCO CAPITAL INVESTMENT PLAN
- ------------------------------------

STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS
FOR THE YEAR ENDED DECEMBER 30, 1993 - Continued
- -------------------------------------------------------------------------------------------------------
                                                         Fund Information
                                                -------------------------------------------------------

                                                 Government     Preferred   Bristol-Myers      Common
                                                 Securities       Stock        Stock            Stock
                                                    Fund           Fund        Fund             Fund
                                                ------------   ----------    ------------   ------------

MASTER TRUST INVESTMENT INCOME / (LOSS)

   Net appreciation/(depreciation) in
      fair value of investments - Note 4        $       --     $ (226,015)    $  (22,315)  $(17,147,965)
   Interest and dividends, net of
      administrative fees                          239,374         25,227         16,670        (11,178)
                                                ------------   ----------    ------------   -----------
TOTAL MASTER TRUST INVESTMENT
      INCOME / (LOSS)                              239,374       (200,788)        (5,645)   (17,159,143)
                                                ------------   ----------    ------------   -----------
CONTRIBUTIONS

   Employee                                      2,708,247             --             --     10,880,693
   Employer - Note 1                                 9,085             --             --         55,279
                                                ------------   ----------    ------------   -----------
   TOTAL CONTRIBUTIONS                           2,717,332             --             --     10,935,972
                                                ------------   ----------    ------------   -----------
ALLOCATION OF ESOP SHARES - NOTE 8                      --             --             --             --

DEDUCTIONS

   Forfeitures                                          --             --             --             --
   Allocation of ESOP shares                            --             --             --             --
   Employee withdrawals - Note 5                   869,530         25,595         18,850      2,900,769
   Interest on ESOP loan - Note 8                       --             --             --             --
                                                ------------   ----------    ------------   -----------
   TOTAL DEDUCTIONS                                869,530         25,595         18,850      2,900,769
                                                ------------   ----------    ------------   -----------
Net interfund transfers                          2,695,292     (1,963,744)    (1,814,682)    10,766,336

Net transfers to the Plan - Note 7                      --             --             --          9,375
                                                ------------   ----------    ------------   -----------

Net increase (decrease)                          4,782,468     (2,190,127)    (1,839,177)     1,651,771


NET ASSETS AVAILABLE FOR
   BENEFITS AT BEGINNING OF YEAR                 5,200,711      2,190,127      1,839,177     79,814,139
                                                ------------   ----------    ------------   -----------
NET ASSETS AVAILABLE FOR
   BENEFITS AT END OF YEAR                  $    9,983,179    $        --   $         --   $ 81,465,910
                                                ===========   ===========   =============   ============

See notes to financial statements.

                                   -4B-



RJR NABISCO CAPITAL INVESTMENT PLAN
- ------------------------------------

STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS
FOR THE YEAR ENDED DECEMBER 30, 1993 - Continued
- --------------------------------------------------------------------------------------------------------
                                                         Fund Information
                                                ----------------------------------------


                                                     Loan       Matching Stock Fund
                                                    Fund      Allocated      Unallocated       Total
                                                ------------   ----------    ------------   ------------

MASTER TRUST INVESTMENT INCOME / (LOSS)

   Net appreciation/(depreciation) in
      fair value of investments - Note 4       $        --    $    22,367   $      ----    $  28,954,731
   Interest and dividends, net of
      administrative fees                        2,027,296      3,607,379    15,888,887       76,013,718
                                                ------------   ----------    ------------   ------------
TOTAL MASTER TRUST INVESTMENT
      INCOME / (LOSS)                            2,027,296      3,629,746    15,888,887      104,968,449
                                                ------------   ----------    ------------   ------------
CONTRIBUTIONS

   Employee                                             --             --            --       73,379,855
   Employer - Note 1                                    --             --    29,058,952       29,488,951
                                                ------------   ----------    ------------   ------------
   TOTAL CONTRIBUTIONS                                  --             --    29,058,952      102,868,806
                                                ------------   ----------    ------------   ------------
ALLOCATION OF ESOP SHARES - NOTE 8                      --     27,608,766            --       27,608,766

DEDUCTIONS

   Forfeitures                                          --         59,346            --           59,346
   Allocation of ESOP shares                            --             --    27,165,680       27,165,680
   Employee withdrawals - Note 5                        --      1,224,881            --       69,029,057
   Interest on ESOP loan - Note 8                       --             --    24,084,447       24,084,447
                                                ------------   ----------    ------------   ------------
   TOTAL DEDUCTIONS                                     --      1,284,227    51,250,127      120,338,530

Net interfund transfers                          4,156,559     (2,558,584)    2,576,487               --

                                                ------------   ----------    ------------   ------------
Net transfers to the Plan - Note 7                      --             --            --          105,047
                                                ------------   ----------    ------------   ------------
Net increase (decrease)                          6,183,855     27,395,701    (3,725,801)     115,212,538


NET ASSETS AVAILABLE FOR
   BENEFITS AT BEGINNING OF YEAR                24,976,895     27,042,673   (11,332,904)   1,217,988,269
                                                ------------   ----------    ------------   ------------
NET ASSETS AVAILABLE FOR
   BENEFITS AT END OF YEAR                    $ 31,160,750   $ 54,438,374  $(15,058,705)  $1,333,200,807
                                               ============   ===========    ============   ============


See notes to financial statements.



                                   -4C-


RJR NABISCO CAPITAL INVESTMENT PLAN
- ------------------------------------

STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS
FOR THE YEAR ENDED DECEMBER 30, 1992
- --------------------------------------------------------------------------------------------
                                                           Fund Information
                                     --------------------------------------------------------
                                        General      Growth            Real         Interest
                                         Stock       Stock            Estate         Income
                                         Fund        Fund              Fund           Fund
                                     -----------  -----------     -----------     -----------
MASTER TRUST INVESTMENT INCOME / (LOSS)

 Net appreciation/(depreciation) in
  fair value of investments - Note 4 $17,848,622 $   7,019,566 $     (383,078) $   1,678,307
 Interest and dividends, net of
  administrative fees                 14,583,972     4,185,052       (396,823)    43,580,818
                                    ------------  ------------   ------------   ------------
TOTAL MASTER TRUST INVESTMENT
      INCOME / (LOSS)                 32,432,594    11,204,618       (779,901)    45,259,125
                                    ------------  ------------   ------------   ------------
CONTRIBUTIONS

   Employee                           18,361,448    13,589,272      1,039,834     29,048,187
   Employer - Note 1                     116,621        77,147          3,261        126,791
                                    ------------  ------------   ------------   ------------
   TOTAL CONTRIBUTIONS                18,478,069    13,666,419      1,043,095     29,174,978
                                    ------------  ------------   ------------   ------------
EMPLOYER ADVANCE                              --            --             --             --
                                    ------------  ------------   ------------   ------------
ALLOCATION OF ESOP SHARES -
   NOTE 8                                     --            --             --             --
                                    ------------  ------------   ------------   ------------
DEDUCTIONS

   Forfeitures                                --            --             --             --
   Allocation of ESOP shares                  --            --             --             --
   Employee withdrawals - Note 5      21,803,290    11,181,120        948,288     66,004,914
   Interest on ESOP loan - Note 8             --            --             --             --
                                    ------------  ------------   ------------   ------------
   TOTAL DEDUCTIONS                   21,803,290    11,181,120        948,288     66,004,914
                                    ------------  ------------   ------------   ------------
Net interfund transfers               (8,742,836)   (3,747,403)    (2,682,942)   (11,190,452)
                                    ------------  ------------   ------------   ------------
Net transfers to the Plan - Note 7         7,282            --             --         13,084
                                    ------------  ------------   ------------   ------------

Net increase (decrease)               20,371,819     9,942,514     (3,368,036)    (2,748,179)


NET ASSETS AVAILABLE FOR
   BENEFITS AT BEGINNING OF YEAR     285,144,930   149,515,312     13,445,163    615,953,928
                                    ------------  ------------   ------------   ------------
NET ASSETS AVAILABLE FOR
   BENEFITS AT END OF YEAR        $  305,516,749 $ 159,457,826 $   10,077,127 $  613,205,749
                                    ============  ============   ============   ============

See notes to financial statements.
                                   -5A-

RJR NABISCO CAPITAL INVESTMENT PLAN
- ------------------------------------

STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS
FOR THE YEAR ENDED DECEMBER 30, 1992 - Continued
- -------------------------------------------------------------------------------------------------------
                                                           Fund Information
                                                -------------------------------------------------------
                                                 Government    Preferred     Bristol-Myers     Common
                                                 Securities       Stock         Stock           Stock
                                                    Fund          Fund          Fund            Fund
                                                -----------   -----------    -----------    -----------
MASTER TRUST INVESTMENT INCOME / (LOSS)

 Net appreciation/(depreciation) in
  fair value of investments - Note 4        $           --  $    (420,345) $   (786,296) $ (19,979,531)
 Interest and dividends, net of
  administrative fees                               84,287        218,628        76,561         (7,981)
                                              ------------   ------------  ------------   ------------
TOTAL MASTER TRUST INVESTMENT
      INCOME / (LOSS)                               84,287       (201,717)     (709,735)   (19,987,512)
                                              ------------   ------------  ------------   ------------
CONTRIBUTIONS

   Employee                                      3,016,616         11,883            --     11,449,648
   Employer - Note 1                                13,237          4,383            --         57,228
                                              ------------   ------------  ------------   ------------
   TOTAL CONTRIBUTIONS                           3,029,853         16,266            --     11,506,876
                                              ------------   ------------  ------------   ------------
EMPLOYER ADVANCE                                        --             --            --             --
                                              ------------   ------------  ------------   ------------
ALLOCATION OF ESOP SHARES -
   NOTE 8                                               --             --            --             --
                                              ------------   ------------  ------------   ------------
DEDUCTIONS

   Forfeitures                                          --             --            --             --
   Allocation of ESOP shares                            --             --            --             --
   Employee withdrawals - Note 5                   117,644        465,943       600,212      5,659,972
   Interest on ESOP loan - Note 8                       --             --            --             --
                                              ------------   ------------  ------------   ------------
   TOTAL DEDUCTIONS                                117,644        465,943       600,212      5,659,972
                                              ------------   ------------  ------------   ------------
Net interfund transfers                          2,204,215     (1,715,630)     (529,688)    12,271,664
                                              ------------   ------------  ------------   ------------
Net transfers to the Plan - Note 7                      --             --            --             --
                                              ------------   ------------  ------------   ------------

Net increase (decrease)                          5,200,711     (2,367,024)   (1,839,635)    (1,868,944)


NET ASSETS AVAILABLE FOR
   BENEFITS AT BEGINNING OF YEAR                        --      4,557,151     3,678,812     81,683,083
                                              ------------   ------------  ------------   ------------
NET ASSETS AVAILABLE FOR
   BENEFITS AT END OF YEAR                  $    5,200,711 $    2,190,127 $   1,839,177 $   79,814,139

                                              ============   ============  ============   ============
See notes to financial statements.

                                   -5B-


RJR NABISCO CAPITAL INVESTMENT PLAN
- ------------------------------------

STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS
FOR THE YEAR ENDED DECEMBER 30, 1992 - Continued
- ----------------------------------------------------------------------------------------------------
                                                           Fund Information
                                                ---------------------------------------
                                                   Loan          Matching Stock Fund
                                                   Fund         Allocated   Unallocated      Total
                                                -----------    -----------  -----------  -----------
MASTER TRUST INVESTMENT INCOME / (LOSS)

 Net appreciation/(depreciation) in
  fair value of investments - Note 4        $          -- $          430 $           --  $     4,977,675
 Interest and dividends, net of
  administrative fees                           1,499,769      1,448,879     18,513,561       83,786,723
                                             ------------   ------------   ------------     ------------
TOTAL MASTER TRUST INVESTMENT
      INCOME / (LOSS)                           1,499,769      1,449,309     18,513,561       88,764,398
                                             ------------   ------------   ------------     ------------
CONTRIBUTIONS

   Employee                                            --             --             --       76,516,888
   Employer - Note 1                                   --             --     29,197,361       29,596,029
                                             ------------   ------------   ------------     ------------
   TOTAL CONTRIBUTIONS                                 --             --     29,197,361      106,112,917
                                             ------------   ------------   ------------     ------------
EMPLOYER ADVANCE                                       --             --        156,250          156,250
                                             ------------   ------------   ------------     ------------
ALLOCATION OF ESOP SHARES -
   NOTE 8                                              --     26,024,106             --       26,024,106
                                             ------------   ------------   ------------     ------------
DEDUCTIONS

   Forfeitures                                         --         17,595             --           17,595
   Allocation of ESOP shares                           --             --     26,052,832       26,052,832
   Employee withdrawals - Note 5                       --        389,781             --      107,171,164
   Interest on ESOP loan - Note 8                      --             --     30,538,736       30,538,736
                                             ------------   ------------   ------------     ------------
   TOTAL DEDUCTIONS                                    --        407,376     56,591,568      163,780,327
                                             ------------   ------------   ------------     ------------
Net interfund transfers                        14,156,438        (23,366)            --               --
                                             ------------   ------------   ------------     ------------
Net transfers to the Plan - Note 7                     --             --             --           20,366
                                             ------------   ------------   ------------     ------------

Net increase (decrease)                        15,656,207     27,042,673     (8,724,396)      57,297,710


NET ASSETS AVAILABLE FOR
   BENEFITS AT BEGINNING OF YEAR                9,320,688             --     (2,608,508)   1,160,690,559
                                             ------------   ------------   ------------     ------------
NET ASSETS AVAILABLE FOR
   BENEFITS AT END OF YEAR                  $  24,976,895 $   27,042,673 $  (11,332,904)$  1,217,988,269
                                             ============   ============   ============     ============





See notes to financial statements.


                                        -5C-

RJR NABISCO CAPITAL INVESTMENT PLAN
- -----------------------------------

NOTES TO FINANCIAL STATEMENTS
- --------------------------------------------------------------------------------

1.   PLAN CHANGES

     Effective January 1, 1992 the RJR Nabisco Capital Accumulation Plan which was comprised of five separate programs - the RJR Nabisco Capital Accumulation Program, the RJR Employees' Savings and Investment Program, the Nabisco Brands Capital Accumulation Program, the Planters LifeSavers Capital Accumulation Program and the RJR Nabisco Employee Stock Ownership Program (the "ESOP")--see Note 8, was renamed the RJR Nabisco Capital Investment Plan (the "Plan"). The individual programs thereunder no longer exist as separate programs in order to standardize provisions. Participant investment in the ESOP through RJR Nabisco, Inc. ("RJRN") matching contributions began January 1, 1992. Participants employed by Winston-Salem Health Care Plan, Inc. and Wiston-Salem Dental Care Plan, Inc. are excluded from participation in the ESOP and continue to receive RJRN matching contributions in cash.

2.   DESCRIPTION OF THE PLAN

     The Plan is a voluntary defined contribution plan for eligible regular, full-time employees of RJRN and participating affiliates. The Plan was established effective October 1, 1987 and is sponsored by RJRN. Employees may contribute, through payroll deductions, up to 16% of their compensation. The Plan allows participants to make after-tax contributions up to 16% regardless of whether or not pre-tax contributions are made providing the combined percentage of compensation for pre-tax and/or after-tax contributions is a minimum of 2% and a maximum of 16%. RJRN makes matching contributions to the Plan equal to 50% of each participant's basic contribution (basic contribution is 2% to 6% of compensation made on a pre-tax basis except for the RJR Employees'
     Savings and Investment Program which is pre- or after-tax). Forfeitures of non-vested RJRN contributions are used to reduce future RJRN contributions to the Plan. Although it has not expressed any intent to do so, RJRN has the right under the Plan to discontinue its contributions at any time and to terminate the Plan subject to the provisions of ERISA. In the event of plan termination, participants will become 100 percent vested in their accounts.

     Effective January 1, 1992, all participants who have participated in the Plan for at least two years may apply to the RJR Employee Benefits Committee (the "Committee") to borrow funds from their account. The amount of a loan to a participant may not be less than $1,000 and is subject to a maximum amount based on account balance and prior loan amounts.

     Under the provisions of the Plan, participating employees may elect to invest their contributions in one or more of the following investment funds (see explanation of commingled funds in Note 3 and investment option changes in Note 10):


            General Stock Fund            Diversified fund of primarily
                                          common stocks selected to achieve
                                          long-term capital growth and
                                          current income.

            Growth Stock Fund             Diversified fund of common stocks
                                          and other securities selected to
                                          achieve significant capital
                                          gains.

- --------------------------------------------------------------------------------

            Real Estate Fund              Pooled funds selected to achieve
                                          stable long-term rates of return
                                          through direct ownership of income
                                          producing properties diversified
                                          by usage and location.

            Common Stock Fund             Common stock issued by RJR Nabisco
                                          Holdings Corp. ("Holdings").

            Government Securities Fund    Short-term U.S. Government
                                          Securities that mature within one
                                          year, with a maximum average
                                          maturity of 90 days selected to
                                          maximize current income that is
                                          consistent with the preservation of
                                          capital and liquidity.  This fund
                                          was opened to participant
                                          contributions commencing in 1992.

            Interest Income Fund          Contracts issued by insurance
                                          companies or financial institutions
                                          as well as one to three year
                                          investment grade fixed income
                                          securities.  Contracts are
                                          diversified by size, maturity,
                                          quality and interest rate.

     Direct transfers between the Government Securities Fund and the Interest Income Fund are not allowed due to restrictions in the investment contracts in the Interest Income Fund. During 1993 the Company was required to liquidate the Preferred Stock Fund and Bristol-Myers Stock Fund due to Securities and Exchange Commission trading rules and restrictions and the relatively light trading volume. As a result, balances in these funds were transferred to the Government Securities Fund. The Loan Fund is a recordkeeping fund that holds employee promissory notes. The Matching Stock Fund is available for RJRN matching contributions only and is not open to participant contribution. These funds hold assets as follows:


            Preferred Stock Fund          Cumulative convertible preferred
                                          stock issued by Holdings and
                                          convertible into Holdings common
                                          stock.

            Bristol-Myers Stock Fund      Common stock of Bristol-Myers
                                          Squibb Company that came into the
                                          LifeSavers Savings Plan as a result
                                          of the 1989 conversion of Squibb
                                          Corporation Common Stock.

- -------------------------------------------------------------------------------

            Loan Fund                     Participant borrowings from
                                          the Plan subject to requirements
                                          established by the Committee.

            Matching Stock Fund           Holdings ESOP Convertible Preferred
                                          Stock representing RJRN matching
                                          contributions.

     Information about the Plan agreement and the vesting and benefit provisions is available from the Committee.

3.   SIGNIFICANT ACCOUNTING POLICIES

     Commingled Funds - The RJR Nabisco, Inc. Defined Contribution Master Trust
     ----------------
     (the "Trust") administers pooled assets and related liabilities within various funds established on behalf of participating defined contribution plans for employees of RJRN and affiliated companies. Each participating defined contribution plan owns an interest in the fair value of net assets held in the Trust. The trustee and custodian of the Trust is Wachovia Bank of North Carolina, N.A. (the "Trustee").

     Valuation of Investments in Master Trust - All investments held by the
     ----------------------------------------
     Trust are valued at fair value (except unallocated insurance contracts which are valued at contract value) as follows. Securities which are traded on a national securities exchange are valued at the last reported sales price on the last business day of the Plan year. Over-the-counter investments traded on the NASDAQ and listed securities for which no sale was reported on the last business day of the Plan year are valued at the average of the last reported bid and ask prices. All other over-the-counter investments are valued at the last reported bid.
     The fair market value of real estate is based on periodic independent appraisals. The fair market value of fixed income investments is based on an institutional based pricing system. Investment grade bonds are valued on a pricing system based on treasury securities. The fair market value of the participation units in common trust funds is based on quoted redemption value on the last business day of the Plan year.

     Plan Expenses - Expenses relating to the purchase or sale of investments
     -------------
     are included in the cost or deducted from the proceeds, respectively. Direct charges and expenses including investment manager fees attributable to specific investment funds may be charged against that investment fund. Other plan expenses such as trustee, auditor, and Internal Revenue Service ("IRS") user fees are paid directly from the Trust. Other expenses continue to be paid by RJRN.

- -------------------------------------------------------------------------------

4.   INVESTMENTS

     Within the Trust at December 30, 1993, the Plan owned 99.37, 99.45, 99.28, 99.45, 95.44, 98.71, 97.69, and 100.00 percent of the total current value of the investment of the General Stock Fund, Growth Stock Fund, Real Estate Fund, Interest Income Fund, Common Stock Fund, Government Securities Fund, Loan Fund and Matching Stock Fund, respectively.

     Within the Trust at December 30, 1992, the Plan owned 99.27, 99.49, 99.47, 99.46, 96.45, 97.71, 98.52, 100.00, 97.91, and 100.00 percent of the total current value of the investments of the General Stock Fund, Growth Stock Fund, Real Estate Fund, Interest Income Fund, Preferred Stock Fund, Common Stock Fund, Government Securities Fund, Bristol-Myers Stock Fund, Loan Fund and Matching Stock Fund, respectively.

     Investment income and the net appreciation (depreciation) in the fair value of the investments held by the Trust are allocated to the participating defined contribution plans based on each plan's percentage interest in the fair value of such investments.

     During 1993 and 1992, the Trust 's investments (including investments bought, sold, as well as held during the year) appreciated (depreciated) in fair value as follows:

NOTES TO FINANCIAL STATEMENTS - CONTINUED
- ------------------------------------------------------------------------------------------------------------------------------
3.  INVESTMENTS - CONTINUED

                                               YEAR ENDED DECEMBER 30, 1993                   YEAR ENDED DECEMBER 30, 1992
                                          -------------------------------------          -------------------------------------
                                          Net Appreciation                               Net Appreciation
                                           (Depreciation)            Fair                 (Depreciation)            Fair
                                            in Fair Value          Value at                in Fair Value          Value at
                                             During Year          End of Year               During Year          End of Year
                                          ----------------     ----------------          ----------------     ----------------
GROWTH STOCK FUND
  Equity investment funds                $       9,173,988    $     174,798,915         $       7,058,911    $     159,930,462
  Wachovia Bank of North Carolina,
    N.A. Diversified Short-Term
    Investment Fund                                      -            1,042,500                         -              177,387
  Other Short-Term Investments                           -                1,110                         -                    -
                                          ----------------     ----------------          ----------------     ----------------

                                         $       9,173,988    $     175,842,525         $       7,058,911    $     160,107,849
                                          ----------------     ----------------          ----------------     ----------------

Plan's interest therein                  $       9,123,477    $     174,878,149         $       7,019,566    $     159,294,181
                                          ----------------     ----------------          ----------------     ----------------




REAL ESTATE FUND
  Real estate investment funds           $         230,547    $       8,749,673         $        (385,135)   $      10,110,263
  Wachovia Bank of North Carolina,
    N.A. Diversified Short-Term
    Investment Fund                                      -               52,012                         -              122,515
                                          ----------------     ----------------          ----------------     ----------------

                                         $         230,547    $       8,801,685         $        (385,135)   $      10,232,778
                                          ----------------     ----------------          ----------------     ----------------

Plan's interest therein                  $         229,126    $       8,738,020         $        (383,078)   $      10,179,028
                                          ----------------     ----------------          ----------------     ----------------




GENERAL STOCK FUND
  Equity investment funds                $      36,352,032    $     357,698,005         $      17,974,032    $     307,653,297
  Wachovia Bank of North Carolina,
    N.A. Diversified Short-Term
    Investment Fund                                      -            1,266,484                         -              256,596
  Other Short-Term Investments                           -                1,380                         -                    -
                                          ----------------     ----------------          ----------------     ----------------

                                         $      36,352,032    $     358,965,869         $      17,974,032    $     307,909,893
                                          ----------------     ----------------          ----------------     ----------------

Plan's interest therein                  $      36,098,600    $     356,689,532         $      17,848,622    $     305,676,026
                                          ----------------     ----------------          ----------------     ----------------


BRISTOL-MYERS STOCK FUND
  Bristol-Myers Squibb Common Stock      $         (22,315)   $               -         $        (786,296)   $         562,706
  Wachovia Bank of North Carolina,
    N.A. Diversified Short-Term
    Investment Fund                                      -                    -                         -                  112
                                          ----------------     ----------------          ----------------     ----------------

                                         $         (22,315)   $               -         $        (786,296)   $         562,818
                                          ----------------     ----------------          ----------------     ----------------

Plan's interest therein                  $         (22,315)   $               -         $        (786,296)   $         562,818
                                          ----------------     ----------------          ----------------     ----------------

NOTES TO FINANCIAL STATEMENTS - CONTINUED
- ------------------------------------------------------------------------------------------------------------------------------
3.  INVESTMENTS - CONTINUED
                                               YEAR ENDED DECEMBER 30, 1993                   YEAR ENDED DECEMBER 30, 1992
                                          -------------------------------------          -------------------------------------
                                          Net Appreciation                               Net Appreciation
                                           (Depreciation)            Fair                 (Depreciation)            Fair
                                            in Fair Value          Value at                in Fair Value          Value at
                                             During Year          End of Year               During Year          End of Year
                                          ----------------     ----------------          ----------------     ----------------
INTEREST INCOME FUND
  Guaranteed insurance contracts         $               -    $     446,272,955         $               -    $     448,477,423
  Treasury Obligations                             541,444            8,005,040                 2,075,764           60,108,170
  Federal Agency CMOs                              (97,635)                   -                     8,154           18,295,300
  Corporate Mortgage Pools                         669,823               21,046                  (422,771)          64,877,320
  Bond Investment Funds                           (231,370)         150,344,174                         -                    -
  Wells Fargo Bank Money
    Market Fund                                          -                   84                         -                    -
  Fisher Francis Trees & Watts
    Short-Term Investment Fund                           -                    -                         -           12,674,376
  Wachovia Bank of North Carolina,
    N.A. Diversified Short-Term
    Investment Fund                                      -           28,285,509                         -            8,293,268
  Other Short-Term Investments                           -               14,149                    25,199                  688
                                          ----------------     ----------------          ----------------     ----------------
                                         $         882,262    $     632,942,957         $       1,686,346    $     612,726,545
                                          ----------------     ----------------          ----------------     ----------------
Plan's interest therein                  $         877,456    $     629,445,132         $       1,678,307    $     609,443,221
                                          ----------------     ----------------          ----------------     ----------------



COMMON STOCK FUND
  RJR Nabisco Holdings Corp.
    Common Stock                         $     (17,335,826)   $      82,893,245         $     (20,315,710)   $      79,417,339
  Wachovia Bank of North Carolina,
    N.A. Diversified Short-Term
    Investment Fund                                      -            1,478,403                         -            2,014,456
                                          ----------------     ----------------          ----------------     ----------------
                                         $     (17,335,826)   $      84,371,648         $     (20,315,710)   $      81,431,795
                                          ----------------     ----------------          ----------------     ----------------
Plan's interest therein                  $     (17,147,965)   $      80,523,216         $     (19,979,531)   $      79,570,620
                                          ----------------     ----------------          ----------------     ----------------


PREFERRED STOCK FUND
  RJR Nabisco Holdings Corp.
    Cumulative Convertible
    Preferred Stock                      $        (232,322)   $               -         $        (434,756)   $       2,202,441
  RJR Nabisco Holdings Corp.
    Common Stock                                         -                    -                     3,605                    -
  Wachovia Bank of North Carolina,
    N.A. Diversified Short-Term
    Investment Fund                                      -                    -                         -               52,680
                                          ----------------     ----------------          ----------------     ----------------
                                         $        (232,322)   $               -         $        (431,151)   $       2,255,121
                                          ----------------     ----------------          ----------------     ----------------
Plan's interest therein                  $        (226,015)   $               -         $        (420,345)   $       2,174,986
                                          ----------------     ----------------          ----------------     ----------------




MATCHING STOCK FUND
  RJR Nabisco Holdings
    Corp. ESOP Convertible
    Preferred Stock                      $               -    $     249,183,584         $               -    $     250,000,000
  RJR Nabisco Holdings Corp.
    Common Stock                                    22,367               69,089                       430               12,580
  Other Short-Term Investments                           -                  191                         -                    -
                                          ----------------     ----------------          ----------------     ----------------
                                         $          22,367    $     249,252,864         $             430    $     250,012,580
                                          ----------------     ----------------          ----------------     ----------------
Plan's interest therein                  $          22,367    $     249,252,864         $             430    $     250,012,580
                                          ----------------     ----------------          ----------------     ----------------

NOTES TO FINANCIAL STATEMENTS - CONTINUED
- ------------------------------------------------------------------------------------------------------------------------------

3.  INVESTMENTS - CONTINUED

                                               YEAR ENDED DECEMBER 30, 1993                   YEAR ENDED DECEMBER 30, 1992
                                          -------------------------------------          -------------------------------------
                                          Net Appreciation                               Net Appreciation
                                           (Depreciation)            Fair                 (Depreciation)            Fair
                                            in Fair Value          Value at                in Fair Value          Value at
                                             During Year          End of Year               During Year          End of Year
                                          ----------------     ----------------          ----------------     ----------------
GOVERNMENT SECURITIES FUND
  Equity investment funds                $               -    $          22,366         $               -    $       5,034,108
  Wachovia Bank of North Carolina,
    N.A. Diversified Short-Term
    Investment Fund                                      -           10,100,939                         -              108,475
  Other Short-Term Investments                           -                2,389                         -                    -
                                          ----------------     ----------------          ----------------     ----------------
                                         $               -    $      10,125,694         $               -    $       5,142,583
                                          ----------------     ----------------          ----------------     ----------------
Plan's interest therein                  $               -    $       9,995,370         $               -    $       5,066,279
                                          ----------------     ----------------          ----------------     ----------------




LOAN FUND
  Loans to participants                  $               -    $      29,876,426         $               -    $      23,674,814
                                          ----------------     ----------------          ----------------     ----------------
                                         $               -    $      29,876,426         $               -    $      23,674,814
                                          ----------------     ----------------          ----------------     ----------------
Plan's interest therein                  $               -    $      29,185,297         $               -    $      23,179,674
                                          ----------------     ----------------          ----------------     ----------------

- --------------------------------------------------------------------------------

5.   EMPLOYEE WITHDRAWALS

     At December 30, 1993 and 1992, employee withdrawal requests of $4,519,390 and $3,308,581, respectively, were not accrued in accordance with the AICPA Audit and Accounting Guide "Audits of Employee Benefit Plans".

6.   INCOME TAX STATUS

     The Internal Revenue Service issued a favorable determination letter dated 6/93, stating that the merged Plan/ESOP is a qualified plan under Sections 401(a) and 401(k) of the Internal Revenue Code ("IRC") and its related Trust is exempt from tax under Section 501. The Plan is required to operate in conformity with the IRC to maintain its qualification. The Committee is not aware of any course of action or series of events that have occurred that might adversely affect the Plan's qualified status. Therefore, no provision for income taxes has been included in the Plan's financial statements.

7.   NET TRANSFERS TO/FROM THE PLAN

     Net transfers of assets of $105,047 and $20,366 were made to the Plan during 1993 and 1992, respectively, due to employees transferring between affiliated plans.

8.   MATCHING STOCK

     On April 10, 1991, the ESOP borrowed $250 million (the "ESOP Loan") from Holdings, an indirect parent of RJRN, to purchase 15,625,000 shares of Holdings ESOP Convertible Preferred Stock, stated value $16.00 per share (the "ESOP Preferred Stock"). The market value of the ESOP Preferred Stock is the greater of the stated value of the ESOP Preferred Stock or the market value of Holdings common stock (the "ESOP market value").
     The ESOP Loan has a weighted average interest rate of 8.2% in 1993 and 12.9% in 1992 and matures on July 2, 2016. The ESOP Preferred
     Stock is convertible into 15,625,000 shares of Holdings' common stock, subject to adjustment in certain events, and bears cumulative dividends at a rate of 7.8125% of stated value per annum at least until April 10, 1999 and is payable semi-annually in arrears commencing January 2, 1992, when, as and if declared by the Board of Directors (the "Board") of Holdings. The ESOP Preferred Stock represents an unallocated investment of the Plan which is allocated to individual participants' accounts as the ESOP Loan is repaid. The unallocated ESOP Preferred Stock is collateral for the ESOP Loan. The Plan obtains funds to repay the ESOP Loan primarily from dividends on the ESOP Preferred Stock and RJRN matching contributions. The
     ESOP Preferred Stock is redeemable at the option of Holdings, in whole or in part, at any time on or after April 10, 1999, at an initial optional redemption price of $16.25 per share. The initial optional redemption price declines thereafter on an annual basis in the amount of $.125 a year to $16 per share on April 10, 2001, plus accrued and unpaid dividends.

     On December 17, 1992, the Board declared a dividend of $0.625 on each share of ESOP Preferred Stock issued and outstanding as of that date. The financial statements reflect the accrued dividend of $9,765,625 which was paid on January 4, 1993. In addition, interest expense of $15,015,296 was accrued at December 31, 1992 on the ESOP loan.

     On December 17, 1993, the Board declared a dividend of $0.625 on each share of ESOP Preferred Stock issued and outstanding as of that date. The financial statements reflect the accrued dividend of $9,735,361 which was paid on January 3, 1994. In addition, interest expense of $8,715,285 was accrued at December 31, 1993 on the ESOP loan.

- --------------------------------------------------------------------------------

     Shares of unallocated ESOP Preferred Stock are held as plan assets which have not been released for allocation to the individual participant accounts. Dividends on the ESOP Preferred Stock and contributions from RJRN are used to service the ESOP Loan. When the ESOP Loan is serviced, shares become available for allocation to individual participants' accounts. Allocation of released shares are net of dividends on the ESOP Preferred Stock, sales of shares for distribution and forfeitures.

     During 1993, an ESOP Treasury Suspense Account was established to hold shares of ESOP Preferred Stock resulting from sales for distribution and forfeitures pending transfer to RJRN for retirement.

     Any participant who is entitled to receive a distribution shall, at the participant's option, receive either cash equal to the ESOP market value or a number of shares of Holdings common stock with a value equal to the ESOP market value.

9.   SALE OF BUSINESS AND TRANSFER OF ASSETS

     An Asset Purchase Agreement (the "Agreement") dated November 13, 1992 among Kraft General Foods, Inc. and Nabisco, Inc. and Nabisco Cereals, Inc. was entered into to provide in part for the sale of RJRN's cereal business. Based upon the terms of the Agreement, transferred employees who are participants of the Plan shall be fully vested and active participation in the Plan shall cease as of the closing date. Additionally, the Plan was amended to provide for the direct trustee-to-trustee transfer of assets representing the full account balances of transferred employees.

10.  SUBSEQUENT EVENTS

     New investment options became available for participants' future contributions effective January 1, 1994 and for accumulated balances effective March 1, 1994. Three current investment options will remain: the Interest Income Fund, the Real Estate Fund and the Common Stock Fund. The new investment options available include the U.S. Stock Index Fund, the International Stock Index Fund and the Balanced Funds. The U.S. Stock Index Fund replaces the General Stock and Growth Stock Funds. As of January 1, 1994, all contributions to these discontinued funds will be directed to the U.S. Stock Index Fund. Balances remaining in these funds on December 31, 1993 will be automatically transferred to the U.S. Stock Index Fund on January 1, 1994. The Government Securities Fund is discontinued and as of January 1, 1994 all contributions to this fund will be directed to the Interest Income Fund. Balances remaining in the Government Securities Fund on December 31, 1993 will be automatically transferred to the Interest Income Fund on January 1, 1994.



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